UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
November 21, 2013
Date of Report (Date of earliest event reported):

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 21, 2013, Intuit Inc. announced its financial results for the fiscal quarter ended October 31, 2013 and provided forward-looking guidance. A copy of the press release is attached to this Report as Exhibit 99.01.
The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
ITEM 8.01 OTHER EVENTS.
On November 21, 2013, Intuit also announced that its Board of Directors approved a cash dividend of $0.19per share. The cash dividend will be paid on January 21, 2014 to shareholders of record as of the close of business on January 10, 2014. Future declarations of dividends and the establishment of future record dates and payment dates are subject to the final determination of the Intuit Board of Directors. A copy of the press release announcing the cash dividend is furnished as Exhibit 99.01 to this Report.
In September 2013, Brad D. Smith, Chief Executive Officer, President and board member of Intuit Inc., adopted a stock trading plan related to the exercise and sale of up to 100,000 shares of Intuit common stock issuable under an option granted in July 2007 and the sale of up to 27,000 shares representing vested restricted stock units for asset diversification and payment of tax obligations triggered by vesting on equity grants. Subject to the terms and conditions of this plan, a brokerage firm may exercise Mr. Smith's stock options and sell issued shares at predetermined minimum prices.
In September 2013, Daniel Maurer, Intuit's Senior Vice President, Small Business Management Solutions, adopted a stock trading plan related to the exercise and sale of up to 14,000 shares of Intuit common stock issuable under an option granted in July 2007 and the sale of up to 75,757 shares representing vested restricted stock units for asset diversification and payment of tax obligations triggered by vesting on equity grants. Subject to the terms and conditions of this plan, a brokerage firm may exercise Mr. Maurer's stock options and sell issued shares at predetermined minimum prices.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on November 21, 2013, reporting financial results for the quarter ended October 31, 2013 and announcing the cash dividend.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 21, 2013	INTUIT INC.

		By:	/s/ R. Neil Williams
R. Neil Williams
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued on November 21, 2013, reporting financial results for the quarter ended October 31, 2013 and announcing the cash dividend.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.